UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Annual Report	October 31, 2021

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the twelve-month period ending October 31, 2021. Over the reporting period, the Fund’s Institutional Class Shares and Investor Class Shares returned 38.39% and 38.15%, respectively, compared to a 37.28% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class Shares and Investor Class Shares annualized return was 16.60% and 16.34%, respectively, compared to a 10.12% annualized return for the ACWI.

Performance Review

Positive security selection drove the Fund’s results for the period, overwhelming negative allocation and currency effects. From a regional perspective, Developed Asia was the top relative contributor while the U.S./Canada was the largest detractor. From a sector perspective, communication services and information technology contributed most to relative results, while financials and energy— both underweights—were the largest detractors. The top five absolute individual contributors to investment results were Sea, ASML Holding, Atlassian, Entain, and Adyen. The top five absolute detractors were iRhythm Technologies, Alibaba, Zoom Video Communications, Tencent, and Regeneron Pharmaceuticals.

During the period the Fund purchased Cloudflare, DoorDash, Lam Research, MercadoLibre, Square, and Twilio. It sold Abiomed, Airports of Thailand, Bluebird Bio, Galapagos, Illumina, PeptiDream, Regeneron Pharmaceuticals, Uber Technologies, Workday, and Zoom Video Communications. The Fund’s regional and sector exposures are largely a byproduct of Sands Capital’s bottom-up investment process, and below was the portfolio positioning at the end of the period:

-

The U.S./Canada was the Fund’s largest absolute regional weight and also its largest underweight. Developed Asia was the Fund’s largest overweight, and the Fund had no exposure to Eastern Europe and the Middle East & Africa.

-

From a sector perspective, information technology was the largest absolute and relative weight. Financials was the largest underweight, and the Fund had no exposure to energy, real estate, and utilities.

Commentary

Back in 1987, when Morris Chang opened the doors of Taiwan Semiconductor, 0.5 percent of the global population had cellphones, computers were just beginning to talk to one another and few people other than those working in basements at the U.S. Department of Defense had ever heard of email or the internet.i The world was on

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

the cusp of an information revolution, and companies in the semiconductor industry were beginning to understand that it was more efficient to outsource manufacturing than to assemble products in house.

Chang’s efforts to deconstruct the traditional semiconductor manufacturing process transformed the semiconductor industry by enabling exponential increases in the production of computer chips, which over the following decades would become cheaper, smaller, and essentially ubiquitous. Today, a similar transformation is sweeping the biopharmaceutical industry, as contract service providers to drugmakers are leveraging advancements to design, develop, and manufacture products faster, more cost effectively, and more efficiently than ever before.

Studying the evolution of industries is an important part of what we do as fundamental research analysts. Indeed, as the saying goes, history tends to rhyme as much in the development of industries and business models as it does in the creation of political and social movements. By observing recurring patterns in the transformation of both the semiconductor and biopharmaceutical value chains, we have been better able to envision how the need for enhanced flexibility, faster development timelines, and greater efficiency are driving outsourcing demand while creating potential opportunities for long-term growth investors.

We have all witnessed the volatility that can result from uncertainties related to short-term exogenous factors, such as the direction of interest rates, job creation, the persistence of the coronavirus, and a changing regulatory environment. Analyzing the long-term secular trends driving industry transformation can provide long-term insights into value creation that investors focused on the short term tend to miss.

Two Industries That Are Transforming Our Lives

Semiconductors:

The semiconductor industry has transformed our lives since its inception in the 1960s. Today, computer chips are the foundation of our digital life, powering some of the most important technology trends of our day, including artificial intelligence, 5G cellular technology, autonomous driving, and the Internet of Things. The average person in the United States has about five connected electronic devices, and we expect that number to increase by multiples over the next decade.ii

At its onset, the semiconductor industry was highly consolidated vertically. Chip companies developed their own design software as well as manufacturing equipment and plants. Everything was done in-house. The industry grew exponentially as the number of transistors on a microchip doubled every two years, following the trajectory of Moore’s Law. As semiconductor demand shifted from data processing (personal computers, enterprise data centers) and communications (mobility, network rollout) to new generations of technology, the supply chain fragmented under the weight of the tremendous capital investment and research and development (R&D) needed

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

to achieve the desired high-volume manufacturing yield.iii Over the past 40 years, we have seen the cost to build a semiconductor foundry explode. The increasing complexity has required a level of capital intensity that has pushed construction costs, which once ran in the 10s of millions of dollars, into the 10s of billions of dollars. Only the largest outsourced providers, such as Taiwan Semiconductor, have been able to afford such outlays.iv As a result, these outsourcers have drawn the business of chip design companies that benefit from the economies of scale that the large outsourcers are able to provide across various parts of the semiconductor value chain to create products faster, better, and more cheaply.

Businesses such as Dutch semiconductor capital equipment vendor ASML began to gain near- monopoly status along this fragmented supply chain as its solutions required intense amounts of R&D and a highly specialized supply chain.

ASML, formed in 1984, makes lithography equipment that is fundamental to the fabrication of an integrated circuit. It assembles some of the most sophisticated pieces of equipment manufactured by humankind, which unsurprisingly has required large investments in equipment and R&D. Its complex optical system harnesses the light necessary to print tiny patterns on silicon. Through the insertion of a mirror, the device can achieve a 20 picometer (trillionth of a meter) degree of accuracy. ASML has solidified a near-monopoly position because it is the only company in the world that is capable of building these machines. By specializing and harnessing the economies of scale, ASML is enabling semiconductor companies to create more powerful chips more cheaply.

Biopharmaceuticals:

In biopharmaceuticals, we see similar forces of fragmentation through the value chain for an industry in which R&D and manufacturing requires significant time, cost, and risk. The convergence of biology, genomics, and digitalization has enabled breakthroughs in understanding disease pathology, which has given rise to new generations of diagnostics, precision medicines, and drug categories to address previously untreatable diseases. In addition to the traditional pharmaceutical companies, in recent years, many smaller biotechnology companies have emerged to meet the increased demands of an aging population that seeks more precision therapies to address acute and chronic diseases.

Fifteen years ago, biopharmaceutical R&D was primarily directed toward blockbuster drugs addressing large patient populations. With the advancement of new tools and technologies, today many drugmakers are increasingly focused on creating precision medicines addressing smaller patient populations. We have seen a proliferation of investment in next-generation treatment categories, such as cell and gene therapies, bispecific antibodies, antibody drug conjugates and mRNA vaccines. In five years, we expect to see a continued proliferation of new drug categories as technology and biology advance and as demand for precision medicine grows.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

To handle this growing complexity, the biopharmacuetical industry is, in many ways, following the semiconductor industry in terms of specialization and outsourcing. Drug developers are turning to contract service providers that can help accelerate time to market, enhance efficiency, and provide deep technical capabilities while mitigating risk by reducing capital expenditure requirements and shifting fixed costs to flexible costs. Like the semiconductor manufacturers before them, these biopharmaceutical service providers are deploying significant amounts of capital to expand capacity and increase barriers to entry, thus enhancing their competitive advantages.

Biopharma Outsourcers Offer Opportunities for Investors

As the biopharmaceutical value chain continues to fragment, outsourced service providers, such as contract development and manufacturing organizations (CDMOs), have emerged as critical enablers of innovation, providing desperately needed development and manufacturing for COVID-19 vaccines and many other drug therapies in a capacity-constrained industry. These ‘picks and shovels’ businesses represent investment opportunities given the outlook for sustained volume expansion and rising demand for outsourcing in the biopharmaceutical sector. As service providers, CDMOs are poised to capitalize on the growing therapeutic R&D pipeline, including the accelerating biotech wave in Asia, with less binary clinical trial risk—meaning the risk of the only possible outcomes being success or failure—than drug developers. This is because leading CDMOs typically work on hundreds of projects with dozens of clients at a time.

Applying insights from our research in the semiconductor industry, we have developed high conviction around two CDMOs—Lonza (Switzerland) and WuXi Biologics (China). We expect both these businesses will continue to consolidate a fragmented CDMO industry, capitalizing on strong secular trends with growing leadership in their areas of operation.

Lonza’s Century of Adaptation

When Basel-based Lonza opened its doors in 1897, it produced electricity harnessed from the power of the nearby Lonza River that runs through the Swiss Alps. Lonza manufactured chemicals for most of the 20th century before initially moving into biotechnology in 1974. In the past decade, it has evolved into a leading healthcare CDMO, divesting noncore legacy businesses to focus exclusively on servicing clients in biopharmaceuticals and health products.

Today, Lonza is at the cutting edge of biopharmaceutical innovation, providing outsourced development and production services across biologics, small molecules, cell and gene therapies and capsules and health ingredients. In the race to produce a COVID-19 vaccine, mRNA pioneer Moderna signed a 10-year contract with Lonza in May 2020 to enable the manufacture of Moderna’s COVID-19 vaccine and additional products in the future.v

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

Based on Lonza’s expanding leadership position in the CDMO industry bolstered by robust supply-demand dynamics, we expect Lonza to deliver sustained double-digit annual revenue and earnings growth over the next four to five years. We also see upside to our estimates from the expansion of Lonza’s cell and gene therapy business, capital deployment, and continued business development in a growing industry.

WuXi Biologics’ Decade of Expansion

The rise of small biotechnology companies has been another factor driving demand for CDMO service providers. In 2020, we witnessed record levels of venture capital funding in the United States, leading to IPOs of more than 80 biotech companies. Today, small biotechnology companies are producing more than two-thirds of drugs in the global R&D pipeline, and these companies typically lack resources to execute complex R&D activities and commercialization internally.vi Instead, the more efficient and cost-effective route is to outsource technical and capital-intensive elements of the value chain to specialized service providers. Large biopharmaceutical companies also face pressures to develop drugs faster in an increasingly competitive environment. As a result, they rely on CDMOs to deliver operational efficiencies, while mitigating risk across the value chain.

WuXi Biologics, founded in 2010, is a much younger company than Lonza, starting off as a go-to CDMO for small biotechnology companies seeking flexibility and customization. WuXi has consistently gained market share over time. It has grown into a leading globally facing biologics technology platform, offering end-to-end solutions to empower biopharmaceutical clients to more quickly and cost-effectively discover, develop, and manufacture biologics from concept to commercialization. Like Lonza, WuXi has made significant contributions to the global fight against COVID-19, delivering a neutralizing antibody from Vir Biotechnology and GlaxoSmithKline in record time of 14 months from DNA to EUA (Emergency Use Authorization).vii For context, the average drug takes over 10 years to bring to market, at an average estimated cost of over $2 billion and has a single-digit probability of success.viii

Based on its flexible infrastructure and strong track record, WuXi has won more than 80 percent of new antibody drugs entering clinical trials to treat COVID-19 and is working to develop vaccines against the virus.ix The company continues to sustain strong market share in China while expanding its global footprint, backed by state-of-the art technology, solid execution, and significant talent, enabling customized solutions for small biotech and large pharma clients alike. As WuXi Biologics expands its competitive advantages in a sticky industry with high barriers to entry, we believe it is poised to deliver annual revenue and earnings growth well above 40 percent over the next three-to-five years, in our view.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

Fragmentation and Consolidation

The fragmentation of the semiconductor and biopharmaceutical industries has proceeded in a strikingly parallel fashion. However, biopharmaceutical outsourcing has been evolving into a model of end-to-end service providers that favors neither a winner-take-all nor a zero-sum industry. We don’t believe it will produce the same oligopolistic businesses that have evolved to dominate specific verticals along the semiconductor value chain, in which production tends to be standardized around the relatively homogeneous computer chip. In biopharmaceuticals, the rise of precision medicines has driven more demand for customized production, increasing high regulatory barriers while making it difficult for drug developers to switch vendors. This evolving structure has rendered vertical integration obsolete and uneconomic, as heterogenous end products are not conducive to the creation of monopolies. Thus, while we expect leading CDMOs, such as Lonza and WuXi Biologics, to increase their market share and global scale over time, we do not see them attaining the same oligopolistic status achieved by ASML and Taiwan semiconductor.

In the purest of supply-and-demand economics, companies such as Lonza and WuXi Biologics offer the kind of economies of scope and scale needed to create products faster, better, and more cheaply—attributes that might not otherwise be achieved within fully integrated biopharmaceutical companies. These businesses, like their peers in semiconductor outsourcing, have revolutionized the structure of their industry and are setting the stage for years of potential growth.

Envisioning “What If ?”

The race to curtail the spread of the coronavirus has accelerated innovation across many industries, perhaps most notably in those that closely affect the way we live. In the past 18 months, we have seen how advances in semiconductors and biopharmaceuticals have not only changed our lives but allowed us to live more safely. Without highly advanced circuitry that enabled us to work, shop, and socialize from home and the rapid deployment of the COVID-19 vaccine, the world might look very different.

When Morris Chang first launched Taiwan Semiconductor, he most likely did not predict that widespread adoption of the cellphone and its myriad applications would become essential to power our lives in the 2020s. But he was able to imagine that significant change was both possible and inevitable and to plan for it. Through our research, our extensive vetting sessions, and sometimes through the power of our imagination, we try to do the same for our clients. We endeavor not only to understand “what is” but to envision “what if?”

Sincerely,

THE SANDS CAPITAL INVESTMENT TEAM

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

i	https://stats.areppim.com/stats/stats_mobilexpenet r.htm

ii	https://www.cisco.com/c/dam/m/en_us/solutions/service-provider/vni-forecast-highlights/pdf/United_States _Device_Growth_Traffic_Profiles.pdf

iii	https://www.kearney.com/communications-media-technology/article/?/a/why-a- resilient-semiconductor-supply-chain- is- imperative-and-how-to- create-one

iv	https://pr. tsmc.com/english/news/2033

v	Moderna is not owned in any Sands Capital strategy. https://www.lonza.com/news/2020-05-01 -04-50; https://www.lonza.com/news/2021 -06-02-07-02

vi	https://www.iqvia.com/insights/the-iqvia-institute/reports/emerging-biopharmas-contribution-to-innovation

vii	Vir Biotechnology and GlaxoSmithKline are not held in any Sands Capital strategies.

viii	https://jamanetwork.com/journals/jama/article-abstract /2762311

ix	https://www.wuxibiologics.com/wp-content /uploads/2021 - Interim-Report .pdf

The portfolio companies identified represent a subset of current holdings in Sands Capital portfolios to illustrate examples of semiconductor and biopharmaceutical outsourcers that are part of cross-sector research studies. They were selected because they represent the largest weights among semiconductors and outsourced biopharmaceutical providers across SCM portfolios. We first purchased Taiwan Semiconductors Manufacturing July 1, 2010; it is held in Emerging Markets Growth and Global Leaders. We initiated ASML January 1, 2009; it is held in Global Growth; we initiated Lonza on June 3, 2019; it is held in Global Leaders, and we first bought WuXi Biologics, which is held in Emerging Markets Growth, on March 3, 2019.

The investment results are that of the Sands Capital Global Growth Fund. The companies illustrated represent a sub-set of current holdings in the Select Growth, Global Growth, Emerging Markets Growth, and Global Leaders portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. Top and bottom relative contribution figures were calculated by multiplying the security’s active weight by the security’s return.

The views expressed are the opinion of Sands Capital Management, LLC (“Sands Capital”) and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. References to companies provided for illustrative purposes only. The specific portfolio holdings identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. GIPS® Reports and additional disclosures for the related composites may be found at https://www.sandscapital.com/GIPS-Report. #20210324

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2021*(1)
	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Ten Year Return	Annualized Inception to Date**
Institutional Class Shares	38.39%	32.20%	24.60%	17.13%	16.60%
Investor Class Shares	38.15%	31.94%	24.36%	16.87%	16.34%
MSCI All Country World Index	37.28%	17.47%	14.72%	11.32%	10.12%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.
(1)	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to the differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2021, Institutional Class Shares expense ratio: 0.95% gross, 0.95% net. For the year ended October 31, 2021, Investor Class Shares expense ratio: 1.15% gross, 1.15% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2022. If such fee waivers were not in effect, returns would be reduced. The net expense ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the Adviser and contractual fee waivers from the gross expense ratio. The gross expense ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The Fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 7.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

SECTOR WEIGHTINGS (Unaudited)†:

†  Percentages based on total investments.

Schedule of Investments

Common Stock — 96.5%

	SHARES	VALUE

Argentina — 2.3%
MercadoLibre *	42,884	$63,512,062

Australia — 4.2%
Atlassian, Cl A *	255,381	116,997,698

Canada — 3.5%
Shopify, Cl A *	66,645	97,750,221

China — 2.7%
Alibaba Group Holding ADR *	153,465	25,312,517
Tencent Holdings	804,500	49,735,171

		75,047,688

Germany — 3.0%
Zalando *	879,487	82,941,506

India — 5.4%
Asian Paints	924,239	38,263,695
Housing Development Finance	1,381,044	52,465,148
Titan	1,923,393	61,223,649

		151,952,492

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

Common Stock — continued

	SHARES	VALUE

Japan — 5.0%
Keyence	148,900	$89,503,304
Nihon M&A Center Holdings	1,650,100	50,454,911

		139,958,215

Netherlands — 9.3%
Adyen *	39,827	120,187,716
ASML Holding ADR, Cl G	170,453	138,557,834

		258,745,550

Singapore — 5.9%
Sea ADR *	483,307	166,049,786

Thailand — 1.5%
CP ALL	21,550,000	41,564,077

United Kingdom — 3.7%
Entain *	3,686,841	103,334,479

United States — 50.0%
Communication Services— 9.7%
Alphabet, Cl A *	22,012	65,175,771
Alphabet, Cl C *	15,297	45,361,877
Meta Platforms, Cl A *	190,890	61,766,277
Netflix *	143,407	98,995,286

		271,299,211

Consumer Discretionary— 12.6%
Amazon.com *	34,223	115,414,672
Aptiv *	387,081	66,922,434
DoorDash, Cl A *	356,344	69,415,811
NIKE, Cl B	589,555	98,626,656

		350,379,573

Health Care— 10.1%
Align Technology *	122,445	76,450,985
DexCom *	160,982	100,325,592
Edwards Lifesciences *	728,716	87,314,751
iRhythm Technologies *	268,157	18,808,532

		282,899,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

Common Stock — continued

	SHARES	VALUE
Information Technology— 17.6%
Cloudflare, Cl A *	411,629	$80,152,399
Lam Research	117,300	66,106,761
Okta, Cl A *	218,437	53,993,258
Snowflake, Cl A *	215,584	76,282,243
Square, Cl A *	282,798	71,972,091
Twilio, Cl A *	166,576	48,533,583
Visa, Cl A	445,542	94,352,429

		491,392,764

		1,395,971,408

Total Common Stock

(Cost $1,283,172,071)		2,693,825,182

Total Investments— 96.5%

(Cost $1,283,172,071)		$2,693,825,182

Percentages are based on Net Assets of $2,790,514,573.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,283,172,071)	$2,693,825,182
Cash and Cash Equivalents	103,557,308
Foreign Currency, at Value (Cost $56,715)	57,001
Receivable for Investment Securities Sold	2,036,872
Receivable for Capital Shares Sold	1,056,820
Dividend Receivable	253,304
Prepaid Expenses	17,292

Total Assets	2,800,803,779

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	8,076,176
Payable due to Investment Adviser	1,944,892
Payable due to Administrator	172,210
Trustee Fees Payable	6,402
Chief Compliance Officer Fees Payable	2,640
Other Accrued Expenses	86,886

Total Liabilities	10,289,206

Net Assets	$2,790,514,573

Net Assets Consist of:
Paid-in-Capital	$1,132,423,748
Total distributable earnings	1,658,090,825

Net Assets	$2,790,514,573

Net Asset Value Per Share —
Institutional Class Shares ($2,754,537,173 ÷ 58,964,254 shares)*	$46.72

Net Asset Value Per Share —
Investor Class Shares ($35,977,400 ÷ 785,957 shares)*	$45.78

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
For the Year Ended
October 31, 2021

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$4,428,006
Interest Income	5,176
Less: Foreign Taxes Withheld	(352,254)

Total Investment Income	4,080,928

Expenses
Investment Advisory Fees	20,794,409
Administration Fees	1,931,496
Shareholder Servicing Fees - Investor Class Shares	53,496
Trustee Fees	24,889
Chief Compliance Officer Fees	7,559
Custodian Fees	114,492
Transfer Agent Fees	104,676
Registration Fees	52,585
Legal Fees	42,515
Printing Fees	26,150
Audit Fees	25,770
Insurance and Other Expenses	42,579

Total Expenses	23,220,616

Less:
Fees Paid Indirectly	(88)

Net Expenses	23,220,528

Net Investment Loss	(19,139,600)

Net Realized Gain (Loss) on:
Investments	302,780,391
Foreign Currency Transactions	(58,103)

Net Realized Gain	302,722,288

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	493,060,865
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(8,959)
Foreign Capital Gains Tax on Appreciated Securities	(5,963,230)

Net Change in Unrealized Appreciation (Depreciation)	487,088,676

Net Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	789,810,964

Net Increase in Net Assets Resulting from Operations	$770,671,364

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:

Net Investment Loss	$(19,139,600)	$(11,609,575)
Net Realized Gain on Investments and Foreign Currency Transactions	302,722,288	77,316,332
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	487,088,676	488,381,442

Net Increase in Net Assets Resulting from Operations	770,671,364	554,088,199

Distributions
Institutional Class Shares	(73,799,142)	(82,025,197)

Investor Class Shares	(813,992)	(953,756)

Total Distributions	(74,613,134)	(82,978,953)

Capital Share Transactions:
Institutional Class Shares

Issued	475,263,007	353,920,145

Reinvestment of Distributions	68,418,455	79,465,190

Redemption Fees (see Note 2)	75,804	42,318

Redeemed	(505,182,519)	(246,111,663)

Net Institutional Class Shares Transactions	38,574,747	187,315,990

Investor Class Shares

Issued	16,532,464	8,031,253

Reinvestment of Distributions	789,255	953,756

Redemption Fees (see Note 2)	17,368	3,981

Redeemed	(8,880,968)	(10,531,630)

Net Investor Class Shares Transactions	8,458,119	(1,542,640)

Net Increase in Net Assets from Capital Share Transactions	47,032,866	185,773,350

Total Increase in Net Assets	743,091,096	656,882,596

Net Assets:
Beginning of Year	2,047,423,477	1,390,540,881

End of Year	$2,790,514,573	$2,047,423,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:

Institutional Class Shares

Issued	11,378,125	12,030,538

Reinvestment of Distributions	1,737,391	2,949,618

Redeemed	(12,306,003)	(8,430,942)

Net Institutional Class Shares Transactions	809,513	6,549,214

Share Transactions:

Investor Class Shares

Issued	399,736	284,713

Reinvestment of Distributions	20,420	36,005

Redeemed	(223,297)	(336,752)

Net Investor Class Shares Transactions	196,859	(16,034)

Net Increase in Shares Outstanding	1,006,372	6,533,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$34.86	$26.64	$24.16	$24.16	$18.66

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.32)	(0.21)	(0.13)	(0.13)	(0.08)
Net Realized and Unrealized Gain	13.46	10.03	4.59	0.23	5.58

Total from Investment Operations	13.14	9.82	4.46	0.10	5.50

Dividends and Distributions from:
Net Investment Income	—	(0.02)	(0.02)	(0.10)	—
Net Realized Gains	(1.28)	(1.58)	(1.96)	—	—

Total Dividends and Distributions	(1.28)	(1.60)	(1.98)	(0.10)	—

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$46.72	$34.86	$26.64	$24.16	$24.16

Total Return††	38.39%	38.62%	20.43%	0.41%	29.47%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,754,537	$2,027,252	$1,374,673	$1,051,355	$1,223,251
Ratio of Expenses to Average Net Assets	0.95%	0.96%	0.97%	0.97%	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%	0.96%	0.97%	0.97%	0.98%
Ratio of Net Investment Loss to Average Net Assets	(0.78)%	(0.70)%	(0.51)%	(0.51)%	(0.40)%
Portfolio Turnover Rate	32%	23%	34%	25%	24%

^	See Note 2 in the Notes to the Financial Statements.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$34.24	$26.22	$23.85	$23.85	$18.46

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.43)	(0.26)	(0.18)	(0.19)	(0.14)
Net Realized and Unrealized Gain	13.22	9.86	4.51	0.24	5.53

Total from Investment Operations	12.79	9.60	4.33	0.05	5.39

Dividends and Distributions from:
Net Investment Income	—	—	—	(0.06)	—
Net Realized Gains	(1.28)	(1.58)	(1.96)	—	—

Total Dividends and Distributions	(1.28)	(1.58)	(1.96)	(0.06)	—

Redemption Fees^	0.03	—	—	0.01	—

Net Asset Value, End of Year	$45.78	$34.24	$26.22	$23.85	$23.85

Total Return††	38.15%	38.39%	20.13%	0.23%	29.20%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$35,978	$20,171	$15,868	$12,260	$8,484
Ratio of Expenses to Average Net Assets	1.15%	1.16%	1.17%	1.17%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.16%	1.17%	1.17%	1.23%
Ratio of Net Investment Loss to Average Net Assets	(0.98)%	(0.89)%	(0.72)%	(0.71)%	(0.66)%
Portfolio Turnover Rate	32%	23%	34%	25%	24%

^	See Note 2 in the Notes to the Financial Statements.

†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 39 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional Class Shares and Investor Class Shares which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

The Fund uses Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

for the benefit of the remaining shareholders. For the year ended October 31, 2021, Institutional Class Shares had $75,804 of redemption fees and the Investor Class Shares had $17,368 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2021, the Fund incurred $1,931,496 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2021, the Investor Class Shares incurred 0.20% of average daily net assets or $53,496 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the year ended October 31, 2021, the Fund earned cash management credits of $88 which were

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 31, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2021, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the year ended October 31, 2021, the Fund made purchases of $744,919,112 and sales of $811,663,792 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations and net operation loss offset against short term capital gains. The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2021 primarily relate to net operating losses:

Distributable Earnings	Paid in Capital
$7,115,577	$(7,115,577)

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2021	$—	$74,613,134	$74,613,134
2020	—	82,978,953	82,978,953

As of October 31, 2021, the components of Distributable Earnings on a tax basis were as follows:

Current Late-Year Ordinary Loss Deferral	$(16,337,275)
Undistributed Long-Term Capital Gain	290,159,189
Unrealized Appreciation	1,384,268,824
Other Temporary Differences	87

Total Distributable Earnings	$1,658,090,825

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2021 through October 31, 2021. For the tax year ended October 31, 2021, the Fund elected to treat qualified ordinary late year loss of $16,337,275, as arising in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at October 31, 2021, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,301,474,269	$1,447,976,077	$(55,631,075)	$1,392,345,002

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

9.	Concentration of Risks:

Derivatives Risk — The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forward contracts is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2021

are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies

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are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing

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style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Large Capitalization Company Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Liquidity Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

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Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

10.	Other:

At October 31, 2021, 36% of Institutional Class Shares outstanding were held by two shareholders and 88% of Investor Class Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing

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conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sands Capital Global Growth Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

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owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sands Capital Management, LLC investment companies since 2010.

Philadelphia, Pennsylvania

December 23, 2021

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$1,148.80	0.95%	$5.15

Investor Shares	1,000.00	1,147.70	1.14	6.17

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84

Investor Shares	1,000.00	1,019.46	1.14	5.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund‘s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES 3 4

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

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to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic

Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments – Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial),

2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

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Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)

100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percent of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

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Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-1200

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021					2020
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$150,670	(5)	$10,000	(2)	None	$88,304
(d)	All Other Fees	None		None	$385,179	(6)	None		None	$376,378

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$719,590	None	None	$766,250		None	None
(b)	Audit-Related Fees	None	None	None	None		None	None
(c)	Tax Fees	None	None	None	$970	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$69,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$24,150	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$77,300	None	None	$95,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Review and signing of federal and state income tax returns.

(5)	Tax compliance services provided to service affiliates of the funds.

(6)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $535,849 and $464,682 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $970 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $24,150 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022